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                                                                   Exhibit 4(ii)

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement dated as of August 1, 1999 among Enviro-Clean of America, Inc., a Nevada corporation (the "Company"), Charles Davis and Randall K. Davis (collectively, the Shareholders):

     WHEREAS, Company, the Shareholders, Cleaning Ideas Corp., a Nevada corporation which is a wholly owned subsidiary of the Company ("Company Subsidiary"), Cleaning Ideas, Inc., a Texas corporation ("Cleaning Ideas") and Sanivac, Inc. ("Sanivac"), a Texas corporation d/b/a Davis Manufacturing and a wholly owned subsidiary of Cleaning Ideas (Cleaning Ideas and Sanivac are sometimes collectively referred to herein as the "______________") have entered into an Agreement and Plan of Merger dated of even date herewith (the "Merger Agreement"); and

     WHEREAS, pursuant to the terms of the Merger Agreement, it is a condition of the obligations of the Shareholders and the Company that they enter into a registration rights agreement providing for certain rights to the Shareholders relative to the registration of certain shares of the Company's common stock, par value $.001 per share (the "Common Stock") reserved for issuance under shares of the Company's Series D Cumulative Convertible Preferred Stock (the "Preferred Stock"):

     NOW, THEREFORE, the parties hereto in consideration of the mutual promises contained herein and intending to be legally bound do hereby agree as follows:

     1.      Piggy-back Registration.

     (a) So long as the Shareholders are the holders of any shares of Preferred Stock or Common Stock received upon the conversation of the Preferred Stock (such shares of common stock being referred to herein as the "Registrable Securities"), if the Company shall register any of its securities for sale pursuant to any appropriate registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the Company shall be required to offer to such Share holders the opportunity to register any or all the Registrable Securities, without cost to the Share holders thereof. In connection with these piggy-back registration rights, the Company shall give all of the Shareholders notice by certified mail at least thirty (30) business days prior to the filing of such Registration Statement under the Act. The Shareholders shall then have twenty-five (25) days to elect to include all or a portion of its Registrable Securities for sale in the Registration Statement.

     (b) The registration requirement shall not apply to a Registration Statement filed by the Company pursuant to Form S-8 or S-4 or any successor form or forms with the sole and express
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purpose of registering shares in connection with acquisition transactions or for employees or for stock incentive plans, or any other inappropriate form.

     (c) If the registration statement as to which the Company gives notice to the Shareholders under Paragraph 1(a), above, is to be a registered public offering involving an underwriting, the Company will so advise the Shareholders. In such event, these registration rights shall be conditioned upon such Shareholder's participation in such underwriting and the inclusion of such Shareholder's Registrable Securities in the underwriting to the extent provided herein. All Shareholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter selected by the Company. If any Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw there from by written notice to the Company and the underwriter, provided such notice is delivered on or prior to the date upon which such Shareholder is obligated to notify the Company of his intention to participate, or to decline to participate in such registration statement. Nothing in this Paragraph 1(c) is intended to affect any right of such Shareholder to participate in subsequent offerings hereunder.

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     2.      Demand Registration.

     If, and to the extent that, any Shareholder has not exercised his "piggyback" registration rights pursuant to Paragraph 1, above, the Company agrees that, on one (1) occasion from any date that is one year from the Closing Date under the Merger Agreement, it shall promptly upon the written request of the Shareholder, at the Company's sole cost and expense, file such registration statement pursuant to the Securities Act to register such Shareholder's Registrable Securities for continuous resale under Rule 415 promulgated by the Commission under the Securities Act. The Company shall use its best efforts to ensure that such registration statement becomes and remains effective (including the taking of such steps as are reasonably necessary to obtain the removal of any stop order) on a timely basis. The Company shall also execute an undertaking to file post-effective amendments, appropriate qualification filings under applicable state securities (blue sky) laws and appropriate compliance with applicable regulations issued under the Securities Act.

     Notwithstanding the provisions of the immediately preceding paragraph, the Company shall not be under any obligation to register any Registrable Securities on demand if the Company receives an opinion of counsel to the Company to the effect that the Shareholders may resell the Registrable Securities under the provisions of Rule 144 promulgated by the Securities and Exchange Commission (the "Commission")under the Securities Acts ( a "Rule 144 Opinion"). The Company agrees to promptly notify the Shareholders in writing in the event that any such Rule 144 Opinion.

     3.      Covenants of the Company.

     In the case of each registration effected by the Company pursuant to this Registration Rights Agreement, the Company will keep each Shareholder advised in writing as to the initiation, progress, and declaration of effectiveness of each registration and as to the completion thereof. At its expense, the Company will:

     (a) Keep such registration effective until the earliest to occur of (i) the date that is two (2) years from its effective date, (ii) the date upon which the Shareholder or Shareholders have completed the distribution described in the registration statement relating thereto or (iii) the date the Company receives a Rule 144 Opinion. In the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, applicable rules under the Securities Act governing the obligation to file a post-effective amendment, permit, in lieu of filing a post-effective amendment which (1) includes any prospectus required by Section 10(a)(3) of the Securities Act, or (2) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (1) and (2) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act') in the registration statement;

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     (b)  Furnish such number of prospectuses and other documents incident thereto as a Shareholder from time to time may reasonably request;

     (c) Furnish the Shareholders with copies of all correspondence with the Commission; and

     (d) In connection with any underwritten offering, the Company and the Shareholders will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Registrable Securities, provided such agreement contains customary underwriting provisions.

     4.      Blue Sky Registration.

     (a) In the event that the Company registers the Registrable Securities, the Company will register or qualify the Registrable Securities covered by any registration statement under the Securities Act and under such securities or blue sky laws in such jurisdictions within the United States as the Shareholders may reasonably request; provided, however, that the Company reserves the right, in its sole discretion, not to register or qualify such shares of Common Stock in any jurisdiction in which such shares of Common Stock do not satisfy the requirements of such jurisdiction, or in which such registration would submit the Company to consent to service of process in any state in which it would not otherwise be subject to such service of process. The Company covenants that notwithstanding the above, that it shall use its best efforts, at a mini mum, to register or qualify the Registrable Securities in the State of Texas.

     (b) The Company shall (i) advise the Shareholders promptly after obtaining knowledge thereof, and, if requested by the Shareholders, confirm such advice in writing, of the issuance by the Commission or any state securities commission of any stop order suspending the qualification or exemption from qualification of the Registrable Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose the Commission or by any state securities commission or other regulatory authority, (ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Registrable Securities under any state securities or Blue Sky laws, and (iii) if at any time the Commission or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under any such laws, use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     5.      Deregistration.

     In the event the Shareholders have not sold all of the Registrable Securities included in the registration statement prior to the second anniversary of the effective date of such registration statement, the Shareholders hereby agree that the Company may deregister by post-effective

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amendment any Registrable Securities covered by the registration statement but not sold on or prior to such date.

     6.      Post-Effective Amendments.

     The Company agrees that it will notify the Shareholders of the filing and effective date of each such post-effective amendment.

     7.      Selection of Underwriters.

     If a Demand Registration pursuant to Paragraph 2 hereof involves an underwritten offering, either the Shareholders or the Company shall have the right to select the investment banker or investment bankers and manager or managers that will serve as the underwriter with respect to the underwritten offering; provided, however that the party not selecting such underwriter shall
          --------
have the right to approve the underwriter and such approval shall not be unreasonably withheld or delayed without a material reason stated in writing. In the event of an underwritten offering that triggers the "Piggyback" registration rights under Paragraph 1 hereof, the Company shall have the sole and exclusive discretion to appoint the underwriter or underwriters.

      8.     Indemnification

     (a)  By the Company.

     The Company will indemnify each Shareholder with respect to whom registration has been effected hereunder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering statement, notification or the like incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Shareholder, each of its officers, directors and partners, and each person controlling such Shareholder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Shareholder or underwriter and stated to be specifically for use therein.

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     (b)  By the Shareholders.

     Each Shareholder will, if Registrable Securities or other securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Shareholder and each of their officers, directors, and partners, and each person controlling such Shareholder, for a period of one (1) year from the effective date of such registration statement, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Shareholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Shareholder and stated to be specifically for use therein; provided, however, that the obligations of such Shareholders
             --------  -------
hereunder shall be limited to an amount equal to the proceeds to each such Shareholder of securities sold pursuant to a registration statement required by this Registration Rights Agreement.

     (c)  Notice of Indemnity and Defense.

     Each party entitled to indemnification under this Paragraph 9 (the "Indemnified Party") shall give notice to the party requiring to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnified Party of its obligations under this Registration Rights Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an

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Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

     9.      Miscellaneous Provisions.

     (a) Amendment and Modification. Subject to applicable law, this Agreement may only be amended, modified and supplemented by written agreement of the Shareholders and the Company.

     (b) Waiver of Compliance. Any failure of the Shareholders or the Company to comply with any obligation, covenant, agreement or condition herein may be expressly waived in writing by the Shareholders or the Company, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     (c) Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail with postage prepaid:

          If to the Shareholders, to:

                    Mr. Randall Davis
                    c/o Cleaning Ideas, Inc.
                    1023 Morales Street
                    San Antonio, Texas  78207
                    Phone: (210) 227-9161
                    Fax:   (210) 227-4949

               and
                    Mr. Charles Davis
                    1 Renwick Court
                    San Antonio, Texas 78218
                    Phone:
                    Fax:

               (with a copy to:)

                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                    300 Convent, Suite 1500
                    San Antonio, Texas  78205
                    Attn:   Alan Schoenbaum
                    Phone:  (210) 281-7000

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                    Fax:    (210) 224-2035

     or to such other person or address as the Shareholders shall furnish to the Company in writing.

          If to the Company, to:

                    Enviro-Clean of America, Inc.
                    211 Park Avenue
                    Hicksville, NY   11801
                    Attention:  Richard Kandel, President
                    Phone:  (516) 931-4455
                    Fax:    (516) 931-3530

               (with a copy to:)

                    Harrington, Ocko & Monk, LLP
                    81 Main Street
                    White Plains, NY  10601
                    Attention:  Martin W. Enright, Esq.
                    Phone:  (914) 686-4800
                    Fax:    (914) 686-4824

or to such other person or address as the Company shall furnish to the Shareholders in writing.

     (d) Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except by operation of law and except that the Company may assign its rights and its obligations under this Agreement to any successor to the business of the Company.

     (e) Governing Law. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of New York with out regard to its conflicts of law doctrine.

     (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     (g)  Headings. The headings used in this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

     (h) Third Parties. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their permitted successors or assigns, any rights or remedies under or by reason of this Agreement.

     (i) Severability. Should any provision of this Agreement be held by a court or arbitration panel of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification to become a part hereof and treated as though originally set forth in this Agreement. The parties further agree that any such court or arbitration panel is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law. The parties expressly agree that this Agreement as modified by the court or the arbitration panel shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


ENVIRO-CLEAN OF AMERICA, INC.



By:_____________________________
     Richard Kandel
     President


THE SHAREHOLDERS:


_________________________________
     Charles Davis



_________________________________
     Randall K. Davis

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